--------

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 29, 1997


     STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of January 1, 1997, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-1)


                   Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                  33-99598              74-2440850
    ---------------------        -------------           -------------

 (State or Other Jurisdiction     (Commission            (I.R.S. Employer
          of Incorporation)        File Number)        Identification No.)



             200 Vesey Street
          New York, New York                                 10285
       ------------------------                       -------------------
         (Address of Principal                          (Zip Code)
           Executive Offices)

     Registrant's telephone number, including area code:  (212) 526-5594

                                  No Change
 -----------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

     Item 5.  Other Events
              ------------

     A. The Registrant registered issuances of Structured Asset Securities Corporation Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99598) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $169,287,100 in aggregate principal amount of Class A, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1997-1 on January 29, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 21, 1996, as supplemented by the Prospectus Supplement dated January 23, 1997, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 1997,
                               -----------
between Structured Asset Securities Corporation, as depositor (the "Depositor"), and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund that consists primarily of a pool of fixed rate, fully amortizing, conventional, first lien, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $171,430,902 as of January 1, 1997, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

          Item 7.  Financial Statements; Pro Forma Financial Information and
                   ---------------------------------------------------------
Exhibits
--------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               1.1  Terms  Agreement,   dated  January   23,  1997,   between
                    Structured  Asset   Securities  Corporation   and  Lehman
                    Brothers Inc.

               4.1 Trust Agreement, dated as of January 1, 1997, among Structured Asset Securities Corporation, as Depositor, and Norwest Bank Minnesota, N.A., as Trustee.

               99.1 Mortgage Loan  Sale, Warranties and  Servicing Agreement,
                    dated as of January 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Purchaser, and Boston Safe Deposit and Trust Company ("The Boston Company"), as seller and servicer.

               99.2 First Amendment to the Mortgage Loan Sale, Warranties and
                    Servicing Agreement, dated as of January 29, 1997, between the Purchaser and The Boston Company.

               99.3 Mortgage Loan Schedule.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION


                              By: /s/ Prue Larocca
                                 -------------------------------------
                                  Name:  Prue Larocca
                                  Title: Senior Vice President




Dated:  January 29, 1997




                               EXHIBIT INDEX
                                -------------


Exhibit No.                   Description                          Page No.
-----------                   -----------                          --------

1.1                      Terms Agreement

4.1                      Trust Agreement

99.1                     Mortgage Loan Sale, Warranties and Servicing
                         Agreement

99.2                     First Amendment to the Mortgage Loan Sale,
                         Warranties and Servicing Agreement

99.3                     Mortgage Loan Schedule